UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           Date of Report July 6, 1999


                      COMMERCIAL MORTGAGE ACCEPTANCE CORP.
             (Exact name of registrant as specified in its charter)


      Missouri                        333-60749                 43-1681393
(State or other jurisdiction    (Commission File Number)       (I.R.S.
Employer of incorporation)                                      Identification)


 210 West 10th Street, 6th Floor, Kansas City Missouri 64105 (Address of principal executive offices) (zip code)


  Registrant's telephone number, including area code: 816-435-5000


                             ----------------------

Item 7        Financial Statements, Pro Forma Financial Information and
              Exhibits

Exhibit 99 Preliminary Term Sheet for Commercial Mortgage Pass-Through Certificate Series 1999-C1.




                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          COMMERCIAL MORTGAGE ACCEPTANCE CORP.

                          By:      /s/ Leon E. Bergman
                                   --------------------------------
                          Name:     Leon E. Bergman
                                   --------------------------------
                          Title:    Executive Vice President
                                   --------------------------------

Date:   July 7, 1999